
Table of Contents

Letter to Shareholders.................   1
Performance Results....................   3
Portfolio of Investments...............   4
Statement of Assets and Liabilities....   7
Statement of Operations................   8
Statement of Changes in Net Assets.....   9
Financial Highlights...................  10
Notes to Financial Statements..........  11
Independent Auditors' Report...........  14
Dividend Reinvestment Plan.............  15

VJV ANR 12/95

Letter to Shareholders

November 22, 1995

Dear Shareholder:
  The first ten months of 1995 have been very positive for most investors. Both the fixed-income and equity markets have made considerable gains during the period ended October 31, 1995.

  This year serves as a reminder of just how quickly markets can move and how difficult it can be to predict the timing of those movements. Moreover, this year reinforces the importance of maintaining a long-term perspective and reaffirms the principle that it is time---not timing---that leads to investment success.

[PHOTO]
Dennis J. McDonnell and Don G. Powell

Economic Overview
  Although the third quarter posted a stronger-than-expected annual gross domestic product growth rate of 4.2 percent, the economy has slowed significantly this year. This slowdown is due in large part to the Federal Reserve Board's efforts to tighten monetary supply in 1994--a measure that proved successful, as economic growth during the first half of 1995 was substantially lower than its fourth quarter 1994 rate of 5.1 percent. And, while other key economic data have shown mixed signs during recent months, the general economic trends for the year continue to support a "soft landing" scenario.

  Comfortable with the economy's rate of growth and level of inflation, the Fed reversed its trend of raising interest rates and lowered short-term rates by a quarter percent on July 6. With slowing growth, interest rates declined and the value of many fixed-income investments rose (bond yields and prices move in opposite directions).

Performance Summary
  The Trust produced a tax-exempt distribution of 5.99 percent<F3>, based on the closing stock price of $11.625 per common share on October 31, 1995. Because income from the Trust is exempt from federal and New Jersey state income taxes, it is important to compare the Trust's distribution rate to an equivalent taxable rate. For example, for New Jersey residents in the combined marginal tax bracket of 40.2 percent, the Trust's distribution rate represents a yield equivalent to a taxable investment earning 10.02 percent<F4>. In fact, many closed-end municipal bond funds, such as your investment, are currently offering higher yields (after taxes) over many income alternatives.

  As the graph on the following page shows, the Trust's net asset value and market price have made significant gains over the one-year period. The Trust's closing stock price, for example, gained 6.9 percent from October 1994 to October 1995. Moreover, we are pleased to report the Trust generated a one-year total return at market price of 13.78 percent<F1>, which includes reinvestment of dividends for the period ended October 31, 1995.

(Continued on page two)

1

[GRAPH]

Trust Participates
in Market Gains of '95

                        Market
   Date       NAV       Price

31-Oct-94    12.14     10.875
3O-Nov-94    11.41     11.375
31-Dec-94    12.01     10.250
31-Jan-95    12.63     11.250
28-Feb-95    13.28     11.875
31-Mar-95    13.41     11.750
30-Apr-95    13.28     11.625
31-May-95    14.01     12.500
3O-Jun-95    13.57     11.750
31-Jul-95    13.65     12.125
31-Aug-95    13.83     11.625
3O-Sep-95    13.89     11.625
31-Oct-95    14.20     11.625
Based on month-end prices

Economic Outlook
  We believe the Fed will move cautiously before it continues to lower short-term rates, waiting for key indicators to show that the economy has truly settled into a slow growth pattern. Although current economic data continues to send mixed signals, we anticipate the economy will grow at an annual rate of 3 percent in the fourth quarter and inflation will run under 3 percent.

  Based upon a generally modest growth and low inflation outlook, we believe the outlook for fixed-income markets is positive. As interest rates fall in response to a slowing economy, we believe yields on short term municipal bonds will continue to move significantly lower than long-term municipal bonds. Lower short-term rates typically translate into lower leveraging costs for the Trust, which provides increased opportunities for higher earnings over time. Additionally, a steepening of the municipal yield curve would likely increase investor demand for long-term municipal bonds and help to boost market prices. Long-term municipal bond prices will also benefit from the combination of low supply of new municipal bond issues and increased demand driven by scheduled bond maturities.

  While there has been varied speculation about the impact of tax reform, no one is certain about what will finally happen. Consequently, in the near term, the municipal market may continue to experience periodic market fluctuations as various proposals come to the forefront. However, in the long term, we believe the municipal market will remain an attractive investment choice for investors seeking high current income. We will continue to keep a close watch over any new developments and evaluate the potential impact they may have on your investment in the Trust.

  Once again, thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you in seeking to reach your financial goals.

Sincerely,

Don G. Powell                Dennis J. McDonnell
Chairman                     President
Van Kampen American Capital  Van Kampen American Capital
Investment Advisory Corp.    Investment Advisory Corp.

2

Performance Results for the Period Ended October 31, 1995
Van Kampen Merritt New Jersey Value Municipal Income Trust
(AMEX Ticker Symbol  VJV)


Total Returns
One-year total return based on market price<F1>........................................   13.78%
One-year total return based on NAV<F2>.................................................   23.66%

Distribution Rates
Distribution rate as a % of initial offer common stock price<F3>.......................    4.64%
Taxable-equivalent distribution rate as a % of initial offer common stock price<F4>....    7.76%
Distribution rate as a % of closing common stock price<F3>.............................    5.99%
Taxable-equivalent distribution rate as a % of closing common stock price<F4>..........   10.02%

Share Valuations
Net asset value........................................................................  $ 14.20
Closing common stock price ............................................................  $ 11.625
One-year high common stock price (06/05/95)............................................  $ 13.000
One-year low common stock price (11/09/94).............................................  $  9.375
Preferred share rate<F5>...............................................................     3.50%

<F1>Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

<F2>Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

<F3>Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

<F4>The taxable-equivalent distribution rate is calculated assuming a 40.2%
combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

<F5>See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.


A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

3


Portfolio of Investments
October 31, 1995
--------------------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                              Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------------
         Municipal Bonds
         New Jersey  92.1%
$   500  Bayshore Regl Swr Auth NJ Rev Subser A (MBIA Insd) ....   5.400%  05/01/12  $   498,650
  1,000  Bergen Cnty, NJ Util Auth Solid Waste Sys Rev Ser A
         Rfdg (FGIC Insd) ......................................   5.500   06/15/13    1,000,750
    500  Bordentown, NJ Swr Auth Rev Ser C (MBIA Insd) .........   6.800   12/01/25      549,250
  1,000  Essex Cnty, NJ Impt Auth Lease-Newark .................   6.600   04/01/14    1,047,100
  1,000  Evesham, NJ Muni Util Auth Rev Ser B (MBIA Insd) ......   5.550   07/01/18      998,000
    750  Hudson Cnty, NJ Ctfs Partn Correctional Fac Rfdg (MBIA
         Insd) .................................................   6.500   12/01/11      809,355
  1,000  Hudson Cnty, NJ Ctfs Partn Correctional Fac Rfdg (MBIA
         Insd) .................................................   6.600   12/01/21    1,075,380
  1,500  Hudson Cnty, NJ Impt Auth Solid Waste Sys Rev Ser A....   6.100   07/01/20    1,543,095
  1,300  Long Branch, NJ Swr Auth Rev Rfdg (FGIC Insd) .........   5.400   06/01/14    1,284,179
  2,000  Mercer Cnty, NJ Impt Auth Rev Regl Sludge Proj Rfdg
         (FGIC Insd) ...........................................   5.300   12/15/15    1,950,360
    600  Mercer Cnty, NJ Impt Auth Rev Solid Waste Ser A Rfdg
         (FGIC Insd) ...........................................   6.700   04/01/13      631,650
    525  Middlesex Cnty, NJ Ctfs Partn (MBIA Insd) .............   5.900   08/15/09      551,607
  1,800  Monmouth Cnty, NJ Impt Auth Rev Gvtl Ln (FSA Insd) ....   5.700   04/15/13    1,828,206
  1,500  New Jersey Econ Dev Auth Dist Heating & Cooling Rev
         Trigen Trenton Ser A ..................................   6.200   12/01/10    1,521,225
  2,215  New Jersey Econ Dev Auth Econ Dev Rev Manahawkin
         Convalescent Ser A Rfdg (FHA Gtd) .....................   6.650   02/01/23    2,340,170
  2,000  New Jersey Econ Dev Auth Mkt Transition Fac Rev Sr
         Lien Ser A (MBIA Insd) ................................   5.800   07/01/08    2,092,140
  1,000  New Jersey Econ Dev Auth Mkt Transition Fac Rev Sr
         Lien Ser A (MBIA Insd) ................................   5.800   07/01/09    1,035,720
  2,400  New Jersey Econ Dev Auth Nat Gas Fac Rev Elizabethtown
         Gas Co Proj A (MBIA Insd) .............................   6.750   10/01/21    2,487,408
  2,000  New Jersey Econ Dev Auth Rev Morris Hall Saint
         Lawrence Proj A .......................................   6.250   04/01/25    2,029,700


4  See Notes to Financial Statements


Portfolio of Investments (Continued)
October 31, 1995
--------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                              Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------------
          New Jersey (Continued)
$  2,500  New Jersey Hlthcare Fac Fin Auth Rev (AMBAC Insd) .....   6.125%  07/01/11  $  2,629,750
     750  New Jersey Hlthcare Fac Fin Auth Rev ..................   7.375   07/01/15       773,520
   1,000  New Jersey Hlthcare Fac Fin Auth Rev Atlantic City Med
          Cent Ser C Rfdg .......................................   6.800   07/01/11     1,058,880
   1,745  New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp Cent at
          Passaic (FSA Insd) ....................................   6.500   07/01/11     1,887,898
   2,250  New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp Cent at
          Passaic (FSA Insd) ....................................   6.750   07/01/19     2,475,472
     750  New Jersey Hlthcare Fac Fin Auth Rev Robert Wood
          Johnson Univ Hosp Ser B (MBIA Insd) ...................   6.625   07/01/16       804,030
   1,000  New Jersey Hlthcare Fac Fin Auth Rev Saint Mary Hosp
          .......................................................   5.875   07/01/12       940,720
   1,500  New Jersey Hlthcare Fac Fin Auth Rev Southern Ocean
          Cnty Hosp Ser A .......................................   6.125   07/01/13     1,486,275
   2,500  New Jersey Hlthcare Fac Fin Auth Rev Southern Ocean
          Cnty Hosp Ser A .......................................   6.250   07/01/23     2,438,725
     300  New Jersey Hlthcare Fac Fin Christ Hosp Group Issue
          (Connie Lee Insd) .....................................   7.000   07/01/04       342,207
     600  New Jersey St Edl Fac Auth Rev Ramapo College Ser E
          Rfdg (MBIA Insd) ......................................   5.500   07/01/13       600,618
   1,900  New Jersey St Hsg & Mtg Fin Agy Rev ...................   6.600   11/01/14     1,965,056
   2,400  New Jersey St Tpk Auth Tpk Rev Ser C Rfdg (MBIA Insd)
          .......................................................   6.500   01/01/16     2,710,584
   2,450  Newark, NJ Brd Edl (MBIA Insd) ........................   5.875   12/15/09     2,563,925
   1,000  Perth Amboy, NJ Brd Edl Ctfs Partn (FSA Insd) .........   6.125   12/15/17     1,041,740
   1,500  Perth Amboy, NJ Ser A Rfdg (FSA Insd) .................   5.300   09/01/11     1,472,325
   1,000  Rutgers St Univ, NJ St Univ of NJ Ser A Rfdg ..........   6.400   05/01/13     1,097,350
   1,000  Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev Pub Svc
          Elec & Gas Ser D Rfdg (MBIA Insd) .....................   6.550   10/01/29     1,075,480


5  See Notes to Financial Statements


Portfolio of Investments (Continued)
October 31, 1995
--------------------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                             Coupon  Maturity  Market Value
------------------------------------------------------------------------------------------------
         New Jersey (Continued)
$   750  Secaucus, NJ Muni Util Auth Swr Rev Ser A Rfdg ......   6.000%  12/01/08  $    800,348
  2,250  Union Cnty, NJ Indl Pollutn Ctl Fin Auth Pollutn Ctl
         Rev American Cyanamid Co Rfdg .......................   5.800   09/01/09     2,318,985
                                                                                   ------------
                                                                                     55,757,833
                                                                                   ------------
         Guam   1.7%
  1,000  Guam Govt Ser A .....................................    5.625  09/01/02     1,011,490
                                                                                   ------------
         Puerto Rico   4.3%
    500  Puerto Rico Elec Pwr Auth Pwr Rev Ser T .............    6.125  07/01/09       526,985
  2,000  Puerto Rico Pub Bldg Auth Gtd Pub Edl & Hlth Fac Ser
         M Rfdg ..............................................    5.600  07/01/08     2,063,080
                                                                                   ------------
                                                                                      2,590,065
                                                                                   ------------
Total Long-Term Investments 98.1%
(Cost $57,514,197) <F1>..........................................................    59,359,388
Short-Term Investments at Amortized Cost  0.3%...................................       200,000
Other Assets in Excess of Liabilities  1.6%......................................       935,919
                                                                                   ------------
Net Assets  100%.................................................................  $ 60,495,307
                                                                                   ============

<F1>  At October 31, 1995, cost for federal income tax purposes is $57,514,197;
      the aggregate gross unrealized appreciation is $2,042,464 and the aggregate gross unrealized depreciation is $197,273, resulting in net unrealized appreciation of $1,845,191.


The following table summarizes the portfolio composition at October 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

Portfolio Composition by Credit Quality
AAA.....    58.0%
AA......     7.1
A.......    19.4
BBB.....    15.5
          -------
           100.0%
          =======

6  See Notes to Financial Statements


Statement of Assets and Liabilities
October 31, 1995
------------------------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $57,514,197) (Note 1)....................................  $  59,359,388
Short-Term Investments (Note 1).............................................................        200,000
Cash........................................................................................         80,569
Interest Receivable.........................................................................      1,064,391
Unamortized Organizational Expenses (Note 1)................................................         12,474
                                                                                              --------------
  Total Assets..............................................................................     60,716,822
                                                                                              --------------
Liabilities:
Payables:
  Investment Advisory Fee (Note 2)..........................................................         33,275
  Income Distributions - Common and Preferred Shares........................................         26,295
  Administrative Fee (Note 2)...............................................................         10,238
Accrued Expenses............................................................................        151,707
                                                                                              --------------
  Total Liabilities.........................................................................        221,515
                                                                                              --------------
Net Assets..................................................................................  $  60,495,307
                                                                                              ==============
Net Assets Consist of:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 500 issued with liquidation preference of $50,000 per share) (Note 4).......................................  $  25,000,000
                                                                                              --------------
Common Shares ($.01 par value with an unlimited number of shares authorized,
2,499,940 shares issued and outstanding) ...................................................         24,999
Paid in Surplus.............................................................................     36,520,666
Net Unrealized Appreciation on Investments..................................................      1,845,191
Accumulated Undistributed Net Investment Income.............................................        129,665
Accumulated Net Realized Loss on Investments................................................     (3,025,214)
                                                                                              --------------
  Net Assets Applicable to Common Shares....................................................     35,495,307
                                                                                              --------------
Net Assets..................................................................................  $  60,495,307
                                                                                              ==============
Net Asset Value Per Common Share ($35,495,307 divided by 2,499,940 shares outstanding)......  $       14.20
                                                                                              ==============

7  See Notes to Financial Statements


Statement of Operations
For the Year Ended October 31, 1995
---------------------------------------------------------------------------------
Investment Income:
Interest........................................................  $    3,452,093
                                                                  ---------------
Expenses:
Investment Advisory Fee (Note 2)................................         376,333
Administrative Fee (Note 2).....................................         115,795
Preferred Share Maintenance (Note 4)............................          89,036
Custody (Note 1)................................................          33,392
Trustees Fees and Expenses (Note 2).............................          24,344
Legal (Note 2)..................................................          12,930
Amortization of Organizational Expenses (Note 1)................           4,997
Other...........................................................         100,020
                                                                  ---------------
  Total Expenses................................................         756,847
  Earnings Credits on Cash Balances (Note 1)....................         (19,338)
                                                                  ---------------
  Net Expenses..................................................         737,509
                                                                  ---------------
Net Investment Income...........................................  $    2,714,584
                                                                  ===============
Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
  Proceeds from Sales...........................................  $   19,187,232
  Cost of Securities Sold.......................................     (20,371,932)
                                                                  ---------------
Net Realized Loss on Investments ...............................      (1,184,700)
                                                                  ---------------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period.......................................      (4,519,059)
  End of the Period.............................................       1,845,191
                                                                  ---------------
Net Unrealized Appreciation on Investments During the Period....       6,364,250
                                                                  ---------------
Net Realized and Unrealized Gain on Investments.................  $    5,179,550
                                                                  ===============
Net Increase in Net Assets from Operations......................  $    7,894,134
                                                                  ===============

8  See Notes to Financial Statements


Statement of Changes in Net Assets
For the Years Ended October 31, 1995 and 1994
-------------------------------------------------------------------------------------------------------
                                                                     Year Ended        Year Ended
                                                                     October 31, 1995  October 31, 1994
-------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income..............................................  $     2,714,584   $     2,609,522
Net Realized Loss on Investments...................................       (1,184,700)       (1,840,514)
Net Unrealized Appreciation/Depreciation on Investments During the
Period.............................................................        6,364,250        (6,828,911)
                                                                     ----------------  ----------------
Change in Net Assets from Operations ..............................        7,894,134        (6,059,903)
                                                                     ----------------  ----------------
Distributions from Net Investment Income:
  Common Shares....................................................       (1,839,905)       (1,949,942)
  Preferred Shares.................................................         (900,704)         (625,569)
                                                                     ----------------  ----------------
                                                                          (2,740,609)       (2,575,511)
                                                                     ----------------  ----------------
Distributions from Net Realized Gain on Investments (Note 1):
  Common Shares....................................................              -0-           (17,750)
  Preferred Shares.................................................              -0-            (3,767)
                                                                     ----------------  ----------------
                                                                                 -0-           (21,517)
                                                                     ----------------  ----------------
Total Distributions................................................       (2,740,609)       (2,597,028)
                                                                     ----------------  ----------------
Net Change in Net Assets from Investment Activities................        5,153,525        (8,656,931)
Net Assets:
Beginning of the Period............................................       55,341,782        63,998,713
                                                                     ----------------  ----------------
End of the Period (Including undistributed net investment income
of $129,665 and $155,690, respectively)............................  $    60,495,307   $    55,341,782
                                                                     ================  ================

9  See Notes to Financial Statements


Financial Highlights

The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
-------------------------------------------------------------------------------------------------
                                                                                 April 30, 1993
                                                      Year         Year          (Commencement
                                                      Ended        Ended         of Investment
                                                      October 31,  October 31,   Operations) to
                                                      1995         1994          October 31, 1993
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period <F1>.......  $    12.137  $    15.600   $         14.638
                                                      -----------  ------------  ----------------
  Net Investment Income.............................        1.086        1.044               .374
  Net Realized and Unrealized Gain/Loss on
  Investments.......................................        2.071       (3.468)              .913
                                                      -----------  ------------  ----------------
Total from Investment Operations....................        3.157       (2.424)             1.287
                                                      -----------  ------------  ----------------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.....................         .736         .780               .260
    Common Share Equivalent of Distributions Paid to
    Preferred Shareholders..........................         .360         .250               .065
  Distributions from Net Realized Gain on Investments
  (Note 1):
    Paid to Common Shareholders.....................          -0-         .007                -0-
    Common Share Equivalent of Distributions Paid to
    Preferred Shareholders..........................          -0-         .002                -0-
                                                      -----------  ------------  ----------------
Total Distributions.................................        1.096        1.039               .325
                                                      -----------  ------------  ----------------
Net Asset Value, End of the Period..................  $    14.198  $    12.137   $         15.600
                                                      ===========  ============  ================
Market Price Per Share at End of the Period.........  $    11.625  $    10.875   $         14.625
Total Investment Return at Market Price
(Non-Annualized) <F2>...............................       13.78%      (20.92%)             (.78%)
Total Return at Net Asset Value (Non-Annualized)
<F3>................................................       23.66%      (17.60%)             5.78%
Net Assets at End of the Period (In millions).......  $      60.5  $      55.3   $           64.0
Ratio of Expenses to Average Net Assets Applicable
to Common Shares (Annualized) <F4>..................        2.30%        2.24%              2.01%
Ratio of Expenses to Average Net Assets
(Annualized) <F4>...................................        1.31%        1.31%              1.47%
Ratio of Net Investment Income to Average Net
Assets Applicable to Common Shares (Annualized)
<F5>................................................        5.51%        5.69%              4.07%
Portfolio Turnover..................................       34.34%       52.50%              6.60%

<F1>  Net asset value at April 30, 1993, is adjusted for common and preferred share offering costs of $.362 per common share.

<F2>  Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

<F3>  Total return at net asset value (NAV) reflects the change in value of the
      Trust's assets with reinvestment of dividends based upon NAV.

<F4>  Beginning with the year ended October 31, 1995, the Ratios of Expenses are based upon Total Expenses which does not reflect credits earned on overnight cash balances. (Note 1)

<F5>  Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.


10  See Notes to Financial Statements

Notes to Financial Statements
October 31, 1995
--------------------------------------------------------------------------------

1. Significant Accounting Policies
Van Kampen Merritt New Jersey Value Municipal Income Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust commenced investment operations on April 30, 1993.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation-Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At October 31, 1995, there were no when issued or delayed delivery purchase commitments.

C. Investment Income-Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. Organizational Expenses-The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and initial registration in the amount of $25,000. These costs are being amortized on a straight line basis over the 60 month period ending April 29, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

11

Notes to Financial Statements (Continued)
October 31, 1995
--------------------------------------------------------------------------------

E. Expense Reductions-During the year ended October 31, 1995, the Trust's custody fee was reduced by $19,338 as a result of credits earned on overnight cash balances.

F. Federal Income Taxes-It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

  The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1995, the Trust had an accumulated capital loss carryforward for tax purposes of $3,025,214, of which $1,840,514 and $1,184,700 will expire on October 31, 2002 and 2003, respectively.

G. Distribution of Income and Gains-The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

  For the year ended October 31, 1995, the Trust recognized expenses of approximately $11,500 representing VKAC's cost of providing accounting and legal services to the Trust.

  Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

12

Notes to Financial Statements (Continued)
October 31, 1995
--------------------------------------------------------------------------------

  The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Trust's liability under the deferred compensation and retirement plans at October 31, 1995, was approximately $24,100.

  At October 31, 1995, VKAC owned 6,700 common shares of the Trust.

3. Investment Transactions
Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the year ended October 31, 1995, were $19,310,505 and $20,371,932, respectively.

4. Preferred Shares
The Trust has outstanding 500 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on October 31, 1995, was 3.50%. During the year ended October 31, 1995, the rates ranged from 2.50% to 4.40%.

  The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

  The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

13

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of
Van Kampen Merritt New Jersey Value Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Merritt New Jersey Value Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Merritt New Jersey Value Municipal Income Trust as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                              KPMG Peat Marwick LLP
Chicago, Illinois
December 11, 1995

14

Dividend Reinvestment Plan
--------------------------------------------------------------------------------

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

  If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

How to Participate
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

How the Plan Works
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

Costs of the Plan
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

Tax Implications
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of divi-dends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

Right to Withdraw
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
  One Parkview Plaza, Oakbrook Terrace, IL 60181
            Attn: Closed-End Funds

15

Funds Distributed by Van Kampen American Capital
--------------------------------------------------------------------------------

GLOBAL AND INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Emerging Growth Fund
  Enterprise Fund
  Pace Fund
Growth & Income
  Balanced Fund
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Limited Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund
  Texas Tax Free Income Fund

THE GOVETT FUNDS
  Emerging Markets Fund
  Global Income Fund
  International Equity Fund
  Latin America Fund
  Pacific Strategy Fund
  Smaller Companies Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

16

Van Kampen Merritt New Jersey Value Municipal Income Trust
--------------------------------------------------------------------------------

Officers and Trustees

Don G. Powell*
Chairman and Trustee

Dennis J. McDonnell*
President and Trustee

David C. Arch
Trustee

Rod Dammeyer
Trustee

Howard J Kerr
Trustee

Theodore A. Myers
Trustee

Hugo F. Sonnenschein
Trustee

Wayne W. Whalen*
Trustee

Peter W. Hegel*
Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood, III*
Vice President and Treasurer

Scott E. Martin*
Assistant Secretary

Weston B. Wetherell*
Assistant Secretary

Nicholas Dalmaso*
Assistant Secretary

John L. Sullivan*
Controller

Steven M. Hill*
Assistant Treasurer




Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Custodian and
Transfer Agent

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606

Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

*"Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C)Van Kampen American Capital Distributors, Inc., 1995 All rights reserved.

(SM) denotes a service mark of
Van Kampen American Capital Distributors, Inc.

17